UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: November 4, 2025

S&P Global Inc.

(Exact Name of Registrant as specified in its charter)

New York	1-1023	13-1026995
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employer Identification No.)

55 Water Street, New York, New York 10041
(Address of Principal Executive Offices) (Zip Code)

(212) 438-1000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of Exchange on which registered
Common stock (par value $1.00 per share)	SPGI	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
            Emerging growth company                ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.                                             ☐

Item 5.02.   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Election of Directors

(d) On November 4, 2025, the Board of Directors (the "Board") of S&P Global Inc. (the "Company"), on recommendation of its Nominating and Corporate Governance Committee, appointed Robert Moritz to serve as a Director of the Company, effective March 1, 2026. Mr. Moritz was appointed to serve on the Board’s Nominating and Corporate Governance Committee and Audit Committee. As a Director, Mr. Moritz will receive the standard compensation package for the Company’s non-employee Directors, prorated for his first year of service, and will also be eligible to participate in the Company’s Director Deferred Stock Ownership Plan, included as Appendix B to the Company's Definitive Proxy Statement on Schedule 14A ("Proxy Statement") that was filed with the Securities and Exchange Commission (the "SEC") on March 19, 2024, and the Company’s Director Deferred Compensation Plan, included as an exhibit to the Company's Form 10-K for the fiscal year ended December 31, 2007 that was filed with the SEC on February 29, 2008. The Company’s Director compensation program and plans are described in the Company’s most recent Proxy Statement that was filed with the SEC on March 25, 2025. With the appointment of Mr. Moritz, the Company's Board has acted to approve an increase in the size of the Board from nine to ten directors.

There is no arrangement or understanding between Mr. Moritz and any other persons pursuant to which Mr. Moritz was selected as a Director. There are no relationships or related transactions between Mr. Moritz and the Company that are required to be reported.

A copy of the Company’s press release announcing the foregoing appointment is attached hereto as Exhibit 99 and is incorporated herein by reference.

Item 9.01.   Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are furnished with this report:

(99)    Press Release of the Registrant, dated November 10, 2025.
(104)    Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Form 8-K Report to be signed on its behalf by the undersigned hereunto duly authorized.

S&P Global Inc.

/s/	Taptesh (Tasha) K. Matharu
By:	Taptesh (Tasha) K. Matharu
Deputy General Counsel & Corporate Secretary

Dated: November 10, 2025